OPPENHEIMER REAL ASSET FUND
                      Supplement dated July 16, 1997 to the
                         Prospectus dated March 18, 1997

The Prospectus is changed as follows:

1. The Prospectus supplement dated May 1, 1997 is replaced by this supplement.

2. The first footnote under the section titled "Expenses Shareholder Transaction Expenses" table on page 3 is replaced with the following:

     (1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans", as defined in "Class A Contingent Deferred Sales Charge" on page 32) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares Buying Class A Shares," below.

3. The first paragraph under the section  entitled "A Brief Overview of the Fund
- Who Manages the Fund" on page 5 is replaced with the following:

     o Who Manages the Fund? The Fund's investment advisor (the "Advisor") is OppenheimerFunds, Inc. The Fund also has a subadvisor (the "Manager") which is Oppenheimer Real Asset Management, Inc. The Manager is a wholly owned subsidiary of the Advisor. The Advisor, along with a subsidiary, manages investment company portfolios having over $62 billion in assets at December 31, 1996.
      The Manager is
     responsible for the day-to-day management of the Fund's investments. The Advisor and the Manager are paid advisory fees by the Fund, based on the Fund's net assets. The Fund has two portfolio managers, Russell Read and Mark Anson, who are employed by the Advisor and the Manager. They are primarily responsible for the selection of the Fund's investments. The Fund's Board of Trustees oversees the Manager and the portfolio managers. Please refer to "How the Fund is Managed," starting on page 24 for more information about the Manager and its fees.

4. The paragraph titled "How the Fund is Managed - Portfolio Managers" on page 25 is replaced by the following:

     o Portfolio Managers. The Portfolio Managers of the Fund are Russell Read and Mark
     Anson. Mr. Read and Mr. Anson are both Vice Presidents of the Manager and the Advisor.
     Mr. Read and Mr. Anson are principally responsible for the day-to-day management of the

                                     1                          (continued)

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Fund's  portfolio.  Mr.  Read  joined  OFI  in  October,  1993  as  Director  of
     Quantitative Research. Prior to that, Mr. Read was an investment manager for The Prudential and Associate Economist for the First National Bank of Chicago. Mr. Read received his Ph.D. in Political Economy from Stanford University and his M.B.A. in Finance/International Business and B.A. in Statistics from the University of Chicago. Mr. Anson joined OFI in January, 1996 as a Vice President and Assistant Counsel. Prior to that, Mr. Anson was employed as a Registered Options Principal on the Equity Derivatives desk at Salomon Brothers Inc. and as an attorney at Chapman and Cutler. Mr. Anson earned his Ph.M. and Ph.D. in Finance from the Graduate School of Business at Columbia University and his J.D. from Northwestern University School of Law. Mr. Anson has also earned a C.P.A. certificate.

5. The first and second sentences under the section titled "Classes of Shares - Class A Shares" on pages 27 and 28 are replaced by the following:

     If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 32.) If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge.

6. The following sentence is added as a new penultimate sentence to the paragraph titled "How
Does it Affect Payments To My Broker?" on page 30:

     The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

7. The section titled "How Are Shares Purchased" on page 31 is replaced by the following:

     o How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B, or Class C shares. If you do not choose, your investment will be made in Class A shares.


                                     2                          (continued)

8.   The  second   sentence  of  the  section  titled  "How  Are  Shares
Purchased ? - At What Price Are
Shares Sold?" on page 31 is replaced by the following:

     In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time").

9. The first and second paragraphs of "Buying Class A Shares - Class A Contingent Deferred Sales Charge" on page 32 are replaced by the following:

     Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

        o Purchases aggregating $1 million or more; or

        o Purchases by a retirement plan qualified under section 401(a) if the retirement plan has total plan assets of $500,000 or more;

        o Purchases by a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more;

        o Purchases by an OppenheimerFunds Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

        The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million calculated on a calendar year basis. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution

                                     3                          (continued)
     on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

10. The first sentence of the third paragraph of "Buying Class A Shares - Class A Contingent Deferred Sales Charge" on page 33, is replaced by the following:

     If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase.

11. The third sentence of the second paragraph of "Reduced Sales Charges for Class A Share
Purchases - Right of Accumulation" on page 33 is replaced by the following:

     The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies.

12. The sixth sub-paragraph of the section titled "Waivers of Class A Sales Charges - Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchases" is replaced by the following:

        o dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products or employee benefit plans made available to their clients (those clients may be charged the transaction fee by their dealer, broker, bank or adviser for the purchase or sale of fund shares);

        o (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, and (2) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; (3) clients of such investment advisors or financial planners who buy shares for

                                     4                          (continued)
     their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

        o employee benefit plans purchasing shares through a shareholder servicing agent which the Distributor has appointed as its agent to accept those purchase orders;

     13. The first and second sub-paragraphs under the section titled "Waivers of Class A Sales Charges - Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page 35 are deleted and the fifth and sixth sub-paragraphs are replaced by the following:

        o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

        o if, at the time of purchase of shares (on or after May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

        o for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program.

        o for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact;
     (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code;
     (7) to establish  "substantially  equal periodic  payments" as described in
     Section 72(t) of the Internal Revenue Code; (8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, or (11) plan termination or "in-service distributions", if the redemption

                                     5                          (continued)
     proceeds are rolled over directly to an OppenheimerFunds IRA.

        o for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

        o for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

14. The fifth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 38 is replaced with the following:

        The Distributor pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

        The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C Shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor shall pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at
     the time of purchase.

15. The second sub-paragraph under the section titled "Waivers of Class B and Class C Sales Charges - Waivers for Redemptions of Shares in Certain Cases" on page 39 is replaced by the following:

        o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);


                                     6                          (continued)

16. The introductory phrase in the sixth sub-paragraph under the section titled "Waivers of Class B and Class C Sales Charges - Waivers for Redemptions of Shares in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 39 is replaced with the following and a new sub-section (6) is added as follows:

        o distributions from OppenheimerFunds prototype 401(k) plans and from certain
     Massachusetts Mutual Life Insurance Company prototype 401(k) plans . . . (6) for loans to participants or beneficiaries.

17. The following sub-paragraph is added at the end of "Waivers of Class B and Class C Sales
Charges - Waivers for  Redemptions  of Shares in Certain  Cases" on page
39:

        o Distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

18. The section titled "Special Investor Services" on page 40 is revised by adding the following after the sub-section titled "PhoneLink":

     Shareholder Transactions by Fax. Beginning May 30, 1997, requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525- 7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.




July 16, 1997                                                 PS0735.003


                                  7